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                                                                   Draft 8/20/96


                           Ocwen Financial Corporation
                        2,000,000 shares of Common Stock

                             UNDERWRITING AGREEMENT

[_______ __,] 1996


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                             UNDERWRITING AGREEMENT

                                                              [_______ __], 1996


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

     Ocwen Financial Corporation (the "Company") and the persons listed in
Schedule II hereto (the "Selling Shareholders"), confirm their respective agreements with Friedman, Billings, Ramsey & Co., Inc. and each of the other Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by each of the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedules I and II hereto and (ii) the grant by the Selling Shareholders to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 300,000 additional shares of Common Stock to cover over-allotments, if any. The 2,000,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 300,000 shares of Common Stock subject to the option described in Section 1(b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares".

     The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-05153) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is

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                                                                               2


hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     The Company, the Selling Shareholders and the Underwriters agree as follows:

     1. SALE AND PURCHASE: (a) INITIAL SHARES. Upon the basis of the warranties and representations and other terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder, at the purchase price per share of $_____, that proportion of the number of Initial Shares set forth opposite such Selling Shareholder's name on Schedule II hereto that the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Shares, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

     (b) OPTION SHARES. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Selling Shareholders the number of Option Shares up to the maximum number of Option Shares of Common Stock set forth opposite such Selling Shareholder's name on
Schedule II hereto at the purchase price per share set forth in paragraph (a) above plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the


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                                                                               3

Company and the Attorneys-in-Fact (as defined) setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares.
Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

     2. PAYMENT AND DELIVERY: (a) INITIAL SHARES. Payment of the purchase price for the Initial Shares shall be made to the Selling Shareholders by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (unless another place shall be agreed upon by the Representative, the Company and the Attorneys-in-Fact) against delivery of the certificates for the Initial Shares to the Representative for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m. (New York City time)) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representative, the Company and the Attorneys-in-Fact). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time". Certificates for the Initial Shares shall be delivered to the Representative in definitive form registered in such names and in such denominations as the Representative shall specify. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representative, the Company and the Selling Shareholders agree to make such certificates available to the Representative for such purpose at least one full business day preceding the Closing Time.

     (b) OPTION SHARES. In addition, payment of the purchase price for the Option Shares shall be made to the Selling Shareholders by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (unless another place shall be agreed upon by the Representative, the Company and the Attorneys-in-Fact), against delivery of the certificates for the Option Shares to the Representative for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on each Date of Delivery. Certificates for the Option Shares shall be delivered to the Representative in definitive form registered in such names and in such denominations as the

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                                                                               4

Representative shall specify. For the purpose of expediting the checking of the certificates for the Option Shares by the Representative, the Company and the Selling Shareholders agree to make such certificates available to the Representative for such purpose at least one full business day preceding the relevant Date of Delivery.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY: The Company represents and warrants to the Underwriters that:

          (a) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with;

          (b) the Registration Statement complies and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and at Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters to the Company expressly for use in the Registration Statement or the Prospectus;

          (c) the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (d) the Company had at the date indicated the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and

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                                                                               5

     validly authorized and issued and are fully paid and non-assessable;
     the Company is a savings and loan holding company duly registered under the Home Owners' Loan Act, as amended ("HOLA"), and duly organized and validly existing under the laws of the State of Florida, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and to execute and deliver this Agreement; the Company owns, directly or indirectly, beneficially and of record 100% of the outstanding shares of capital stock of Berkeley Federal Bank & Trust FSB (the "Bank"); the Bank is a federal savings bank duly organized and validly existing under the laws of the United States with full power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus; the Bank is a member in good standing of the Federal Home Loan Bank System; the savings accounts of depositors in the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to the best of the Company's knowledge, threatened;

          (e) each of the Company's subsidiaries (the "Subsidiaries") has been duly incorporated or established and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or establishment; the Company and each of such Subsidiaries is duly qualified or licensed by and in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; the Company and each of its Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

          (f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective articles of incorporation or charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, except for such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the articles

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                                                                               6

     of incorporation or charter or by-laws of the Company or any of its Subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of this clause (ii) for such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

          (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

          (h) the Shares conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;

          (i) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq National Market System and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

          (j) Price Waterhouse LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and the Securities Act Regulations;

          (k) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its respective business, except to the extent that any failure to have any such licenses, authorizations,

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                                                                               7

     consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, alone or in the aggregate, have a material adverse effect on the business, properties, prospects, results of operations or condition of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could be material and adverse to the business, properties, prospects, results of operations or condition of the Company and its Subsidiaries taken as a whole;

          (l) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

          (m) there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a material adverse effect on the business, condition, prospects or property of the Company and its Subsidiaries taken as a whole;

          (n) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position and cash flow of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto);

          (o) subsequent to the effective date of the Registration Statement and the date of the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, prospects, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, (B) any transaction, other than in the ordinary course of business, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries or (C) any obligation,

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                                                                               8

     contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, other than in the ordinary course of business, which is material to the Company and its Subsidiaries taken as a whole;

          (p) the Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom;

          (q) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (r) Other than pursuant to the Stockholders Agreement dated as of May 1, 1988, as amended (the "Stockholders Agreement"), a copy of which has been filed as an exhibit to the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act; and

          (s) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     4. REPRESENTATIONS AND WARRANTIES BY THE SELLING SHAREHOLDERS. Each Selling Shareholder severally represents and warrants to the Underwriters that:

          (a) to the extent that any statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use therein, the Registration Statement and the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, in the case of any Selling Shareholder that is a director, officer or employee of the Company, no facts have come to the attention of such Selling Shareholder which lead such Selling Shareholder to believe that the Registration Statement, the Prospectus or any amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed

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                                                                               9

     with the Commission, as the case may be, contain any untrue statement of any other material fact or omit to state any other material fact required to be stated therein or necessary to make the statements therein not misleading; such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder hereunder by any information concerning the Company or any Subsidiary of the Company which is not set forth in the Prospectus;

          (b) each Selling Shareholder has the full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement (as defined below) and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; the execution and delivery of this Agreement and the Power of Attorney and the Custody Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject;

          (c) such Selling Shareholder has and will at the Closing Time and on each Date of Delivery have good and marketable title to the Shares to be sold on such date by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, the Power of Attorney and the Custody Agreement; and upon delivery of such Shares and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim (as such term is defined in the Uniform Commercial Code as in effect in the State of New
     York), each of the Underwriters will receive good and marketable title to the Shares purchased by it on such date from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind;

          (d) such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Underwriters, a Power of Attorney (the "Power of Attorney") with _____________________, as attorney(s)-in-fact (the "Attorney(s)-in-Fact") and a Custody Agreement (the "Custody Agreement"), with ___________ as custodian (the "Custodian"); the Custodian is authorized to deliver the Shares to be

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                                                                              10

     sold by such Selling Shareholder hereunder and to accept payment therefor; and [each/the] Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 8(i) or that may be required pursuant to Section 8(m) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Shares to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 1 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise, subject to the terms of the Power of Attorney, to act on behalf of such Selling Shareholder in connection with this Agreement;

          (e) such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (f) no filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Power of Attorney and the Custody Agreement, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Securities Act or the Securities Act Regulations or state securities or blue sky laws in connection with the offering of the Shares by the Underwriters;

          (g) certificates for all of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions under the Power of Attorney and the Custody Agreement to deliver such Shares to the Underwriters pursuant to this Agreement;

          (h) except as set forth in the questionnaire previously delivered by such Selling Shareholder to the Company and the Representative, neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")), any member firm of the NASD; and

     (i) any certificate signed by or on behalf of such Selling Shareholder as such and delivered to the Representative or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

     5. CERTAIN COVENANTS OF THE COMPANY:  The Company hereby agrees with each
Underwriter:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representative may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

          (b) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (c) to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

          (d) to advise the Representative promptly, confirming such advice in writing, of (i) any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of

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                                                                              12

     the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

          (e) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) copies of all annual, quarterly and current reports supplied to holders of shares of Common Stock, (ii) copies of all reports filed by the Company with the Commission, (iii) copies of the publicly available reports filed by the Bank with the OTS, and (iv) such other information as the Underwriters may reasonably request regarding the Company or its Subsidiaries;

          (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (g) to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;

          (h)except to the extent paid by the Selling Shareholders pursuant to
     Section 7(b) hereof, to pay all expenses, fees and taxes (other than any transfer taxes and the fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters to the extent not otherwise paid by the Selling Shareholders, (iii) the word processing and/or printing of this Agreement and any dealer agreements, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any filing for review of the public offering of the Shares by the NASD, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq National Market and (viii) the performance of the Company's other obligations hereunder;

          (i) to furnish to the Underwriters, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to
     Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (j) to make generally available to its security holders as soon as practicable after the effective date of the Registration Statement an earning statement (in form, at the option of the Company, complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the effective date of the Registration Statement;

          (k) to use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and to file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market; and

          (l) to refrain during a period of 120 days from the date of the Prospectus, without the prior written consent of the Representative, from
     (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder,
     (B) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus or (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to the Company's 1991 Non-Qualified Stock Option Plan, as amended, or the Company's 1996 Stock Plan for Directors referred to in the Prospectus.

     6. CERTAIN COVENANTS OF THE SELLING SHAREHOLDERS: Except as provided in Exhibits A and B hereto, each Selling Shareholder hereby agrees with each Underwriter that, during a period of 120 days from the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file, or cause the Company to file, any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; PROVIDED, HOWEVER, that this Section 6 shall not apply to the Shares to be sold hereunder.

     7.   REIMBURSEMENT OF THE UNDERWRITERS' EXPENSES; EXPENSES OF SELLING
SHAREHOLDERS: (a) If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses relating to the transactions contemplated hereby, including the fees and disbursements of their counsel.

          (b) Each Selling Shareholder, severally but not jointly, will pay (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of its Shares to the Underwriters, (ii) the fees and disbursements of any counsel to such Selling Shareholder other then Elias, Matz, Tiernan & Herrick L.L.P (whose fees and disbursements will be paid by the Company), and
(iii) such other expenses, if any, as may be incident to the performance by such Selling Shareholder of its obligations under, and the consummation by such Selling Shareholder of the transactions contemplated by, this Agreement (other than such expenses as shall be paid by the Company pursuant to Section 5(h) of this Agreement).

     8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS: The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof and at the Closing Time and on each Date of Delivery, the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following conditions:

          (a) The Company and the Selling Shareholders shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Elias, Matz, Tiernan & Herrick L.L.P., counsel for the Company and the Selling Shareholders, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters, stating that:

                (i) the Company is a savings and loan holding company duly registered under HOLA;

               (ii) the Bank has been duly organized and is validly existing as a federal savings bank under the laws of the United States of America, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is a member of the Federal Home Loan Bank of New York;

              (iii) this Agreement has been duly authorized, executed and delivered by the Company and has been duly executed and delivered by the Attorney-in-Fact on behalf of each Selling Shareholder;

               (iv) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company and the Bank have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Bank are directly or indirectly owned of record and, to such counsel's knowledge, beneficially by the Company;

                (v) the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus and have been duly authorized by the Company and are validly issued, fully paid and nonassessable;

               (vi) the statements under the captions "Regulation", "Taxation - Federal Taxation" and "Description of Capital Stock" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

              (vii) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act Regulations;

             (viii) the Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings with respect thereto have been commenced or threatened;

               (ix) based solely on the Selling Shareholder Questionnaires and the representations and warranties of the Selling Shareholders set forth herein, no approval, authorization, consent or order of or filing with any federal, or to such counsel's knowledge, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale and delivery of the Shares by the Selling Shareholders as contemplated hereby other than such as have been obtained or made under the Securities Act and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                (x) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of incorporation, charter or by-laws of the Company or the Bank, (ii) any provision of any material license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which either of them or their respective properties may be bound or affected, or (iii) HOLA or the Securities Act or the rules and regulations of the OTS or the SEC, or to the knowledge of such counsel, any other federal law or any decree, judgment or order applicable to the Company or the Bank, except in the case of clause
          (ii) for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

               (xi) based solely on the Selling Shareholder Questionnaires and the representations and warranties of the Selling Shareholders set forth herein, to such counsel's knowledge, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholders and the sale and delivery of the Shares by the Selling Shareholders and the consummation by the Selling Shareholders of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) in the case of any Selling Shareholder which is not an individual, any provisions of the articles of incorporation or by-laws or other organizational documents of such Selling Shareholder, (ii) any provision of any material license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which its properties may be bound or affected, or (iii) HOLA or the Securities Act or the rules and regulations of the OTS or the SEC or any other federal law or any decree, judgment or order applicable to such Selling Shareholder, except in the case of clause (ii) for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

              (xii) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

             (xiii) to such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

              (xiv) the savings accounts of depositors in the Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to such counsel's knowledge, threatened;

               (xv) to such counsel's knowledge, neither the Company nor any of its Subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies;

              (xvi) the sale of the Shares by the Selling Shareholders is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise;

             (xvii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

            (xviii) other than pursuant to the Stockholders Agreement, to such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

              (xix) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

               (xx) based solely on the Selling Shareholder Questionnaires and the representations and warranties of the Selling Shareholders set forth herein, to such counsel's knowledge, each Power of Attorney and the Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the valid and binding agreement of such Selling Shareholder in accordance with its terms; and

              (xxi) (a) based solely on an examination of the Company's stock transfer register, stock certificates registered in the names of the Selling Shareholders and the representations and warranties of the Selling Shareholders set forth herein, (i) each Selling Shareholder is the sole registered owner of the Shares to be sold by such Selling Shareholder on such date and (ii) each such Selling Shareholder has the full right, power and authority (A) to enter into the Agreement and the Power of Attorney and the Custody Agreement and (B) to sell, transfer and deliver the Shares to be sold by such Selling Shareholder under the Agreement; and (b) upon consummation of the sale of the Shares pursuant to this Agreement on such date, assuming the Underwriters purchase the Shares from the Selling Shareholders in good faith and without notice of any adverse claim (as such term is defined in the Uniform Commercial Code as in effect in the State of New York), the Underwriters will acquire good and marketable title in and to the Shares free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (v) and (vi) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Registration Statement or Prospectus).

          (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery a legal opinion of John R. Erbey, Esq., Managing Director and Secretary of the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form satisfactory to Simpson Thacher & Bartlett, counsel for Underwriters, stating that

                (i) the Company and each of the Company's material Subsidiaries (as identified on an appendix to such opinion) has been duly incorporated or established and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or establishment with full corporate or partnership power and authority to own its respective properties and to conduct its respective business and, in the case of the Company, to execute and deliver this Agreement;

               (ii) the Company and its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

              (iii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of incorporation, charter or by-laws of the Company or the Bank, (ii) any provision of any material license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which either of them or their respective properties may be bound or affected, or (iii) to the knowledge of such counsel, any decree, judgment or order applicable to the Company or the Bank, except in the case of clause (ii) for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

               (iv) based solely on the Selling Shareholder Questionnaires and the representations and warranties of the Selling Shareholders set forth herein, to such counsel's knowledge, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholders and the sale and delivery of the Shares by the Selling Shareholders and the consummation by the Selling Shareholders of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) in the case of any Selling Shareholder which is not an individual, any provisions of the articles of incorporation or by-laws or other organizational documents of such Selling Shareholder, (ii) any provision of any material license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which its properties may be bound or affected, or

          (iii) HOLA or the Securities Act or the rules and regulations of the OTS or the SEC or any other federal law or any decree, judgment or order applicable to such Selling Shareholder, except in the case of clause (ii) for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole;

                (v) the sale of the Shares by the Selling Shareholders is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise;

               (vi) based solely on the Selling Shareholder Questionnaires and the representations and warranties of the Selling Shareholders set forth herein, to such counsel's knowledge, each Power of Attorney and the Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the valid and binding agreement of such Selling Shareholder in accordance with its terms; and

              (vii) (a) based solely on an examination of the Company's stock transfer register, stock certificates registered in the names of the Selling Shareholders and the representations and warranties of the Selling Shareholders set forth herein, (i) each Selling Shareholder is the sole registered owner of the Shares to be sold by such Selling Shareholder on such date and (ii) such Selling Shareholder has the full right, power and authority (A) to enter into the Agreement and the Power of Attorney and the Custody Agreement and (B) to sell, transfer and deliver the Shares to be sold by such Selling Shareholder under the Agreement; and (b) upon consummation of the sale of the Shares pursuant to this Agreement on such date, assuming the Underwriters purchase the Shares from the Selling Shareholders in good faith and without notice of any adverse claim (as such term is defined in the Uniform Commercial Code as in effect in the State of New York), the Underwriters will acquire good and marketable title in and to the Shares free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (viii) to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole; and (ix) to such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described.

          In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, on the basis of the foregoing and information obtained during the course of his duties as an officer and director of the Company, nothing has come to the attention of such counsel that causes him to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Registration Statement or Prospectus).

          (c) The Representative shall have received from Price Waterhouse LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, and addressed to the Representative as representative of the Underwriters in the forms heretofore approved by the Underwriters.

          (d) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Time or such Date of Delivery, in form and substance satisfactory to the Underwriters.

          (e) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

          (f) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, and the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no material and unfavorable change, financial or otherwise (other than as disclosed in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

          (h) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of two of its executive officers to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (f) and paragraph (g) have been met and are true and correct as of such date.

          (i) At the Closing Time and on each Date of Delivery, the Underwriters shall have received a certificate of [the] [an] Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the Closing Time or such Date of Delivery, as the case may be, to the effect that, to the knowledge of the Attorney-in-Fact, (i) the representations and warranties of each Selling Shareholder contained in Section 4 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time or such Date of Delivery and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Time or such Date of Delivery.

          (j) At the Closing Time, the Shares shall have been approved for inclusion in the Nasdaq National Market.

          (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (l) At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit A hereto signed by Barry N. Wish, an agreement substantially in the form of Exhibit B hereto signed by William C. Erbey and an agreement substantially in the form of Exhibit C hereto signed by all other officers and directors of the Company.

          (m) The Company and the Selling Shareholders shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus or any amendment or supplement thereto as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

          (n) Each of the Company and the Selling Shareholders shall perform such of its respective obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the relevant Date of Delivery.

     9. TERMINATION: The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery, if trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the judgment of the Representative, to make it impracticable to market the Shares.

     If the Representative elects to terminate this Agreement as provided in this Section 9, the Company, the Attorneys-in-Fact and the Underwriters shall be notified promptly by letter or telegram.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or any Selling Shareholder shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(h), 7 and 11 hereof), the Selling Shareholders shall not be under any obligation or liability (except to the extent provided in Sections
7 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Shareholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

     10. INCREASE IN UNDERWRITERS' COMMITMENTS: If any Underwriter shall default at Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date and if the total number of Shares which such Underwriter shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Shareholders agree with the non-defaulting Underwriters that they will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

     11.  INDEMNITY BY THE COMPANY, THE SELLING SHAREHOLDERS AND THE
UNDERWRITERS:

     (a) The Company agrees (and each Selling Shareholder, severally and not jointly, agrees, to the extent the Company does not fulfill its obligations to any Underwriter under this Section 11(a), subject to the last sentence of this
Section 11(a)) to indemnify, defend and hold harmless each Underwriter and each Selling Shareholder, and any person who controls any Underwriter or Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, Selling Shareholder or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by
(x) the Underwriters through the Representative to the Company or (y) a Selling Shareholder to the Company, in either case, expressly for use in such Registration Statement or such Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading, PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability or claim which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from non-compliance by the Company with Section 5(b).
Notwithstanding the foregoing, the aggregate liability of each Selling Shareholder under this Section 11(a) shall not exceed the net proceeds received by such Selling Shareholder from the Shares sold by it pursuant to this Agreement.

     (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify, defend and hold harmless each Underwriter and the Company, and any person who controls any Underwriter or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, the Company or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact regarding such Selling Shareholder contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact regarding such Selling Shareholder required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein regarding such Selling Shareholder not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder expressly for use in such Registration Statement or such Prospectus; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection (b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability or claim which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless such failure resulted from noncompliance by the Company with Section 5(b).

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or a Selling Shareholder pursuant to the two preceding paragraphs, such Underwriter shall promptly notify the Company or such Selling Shareholder in writing of the institution of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without the written consent of the indemnifying party.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless (i) the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act and (ii) each Selling Shareholder and, if applicable, its directors and officers and any person who controls a Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Shareholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

     If any action is brought against the Company, any Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Shareholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, such Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

     (d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 11 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders and the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling
Shareholders bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling
Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (e) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the proceeds received in connection herewith exceed the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

     (f) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or by the Selling Shareholders, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Selling Shareholders and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

     12. DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS. If any of the Selling Shareholders shall fail at the Closing Time or on any Date of Delivery to sell and deliver the number of Shares that such Selling Shareholder or Selling Shareholders are obligated to sell hereunder on such date, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule II hereto, then the Underwriters may, at the option of the Representative by notice from the Representative to the Company and the Attorneys-in-Fact, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 5(h), 7 and 11 shall remain in full force and effect or (b) elect to purchase the Shares which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 12 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by any Selling Shareholder as referred to in this
Section 12, the Representative, the Company and the non-defaulting Selling Shareholders shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     13. NOTICES: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Compliance Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1675 Palm Beach Lakes Boulevard, Suite 1002, West Palm Beach, Florida 33401

Attention: Secretary; and, if the Selling Shareholders shall be sufficient in all respects if delivered to [Attorney-in-Fact].

     14. GOVERNING LAW; HEADINGS: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     15. PARTIES AT INTEREST: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors and officers referred to in
Section 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     16. COUNTERPARTS: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters.

                                   Very truly yours,

                                   OCWEN FINANCIAL CORPORATION



                                   By
                                     ------------------------------------------
                                     Title:


                                   THE SELLING SHAREHOLDERS NAMED ON SCHEDULE II HERETO


                                   By
                                     -------------------------------------------
                                     As Attorney-in-Fact in behalf of the
                                     Selling Shareholders named in
                                     Schedule II hereto
Accepted and agreed to as
  of the date first above
  written:


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By
   ----------------------------------
   Title:

For themselves and as Representative
of the other Underwriters named on
Schedule I hereto.

                                   Schedule I

                                                 Number of Initial
 Underwriter                                     Shares to be Purchased
 -----------                                     ----------------------

 Friedman, Billings, Ramsey & Co., Inc.  . . .


      Total  . . . . . . . . . . . . . . . . .                2,000,000
                                                 ----------------------
                                                 ----------------------

                                   Schedule II



                            Number of Initial        Maximum Number of
 Selling Shareholders       Shares to be Sold        Option Shares to be Sold
 --------------------       -----------------        ------------------------



                            -----------------        ------------------------
                                    2,000,000                         300,000
                            -----------------        ------------------------